UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 15, 2001

                              Millionaire.com
              (Exact name of Registrant as specified in charter)

            Nevada                                           23-2970840
   (State or other jurisdiction     (Commission           (I.R.S.  Employer
       of incorporation)           File  Number)         Identification  No.)

                  18 Plantation Park Drive, Bluffton, SC 29910
                  (Address of principal executive offices)

Registrant's telephone number, including area code:  843-757-0010

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On September 27, 2001 Robert L. White resigned as C.E.O., President and board member of Millionaire.com. Mr. White resigned for personal reasons and will continue with the company1s Opulence magazine as its Publisher and as a consultant to the company. The board of directors is in the process of filling the vacant positions.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  (1)     On November 15, 2001 the Registrant changed accountants from
Merdinger, Fruchter, Rosen & Corso, P.C., New York, NY to
Stark, Winter, Schenkein, & Co., LLP, Bradenton, FL

(i)     The Company decided not to reappoint Merdinger,
                         Fruchter, Rosen, P.C. & as its independent accountant;

                 (ii) The financial statements reported on by reappoint Merdinger,Fruchter, Rosen, P.C. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period ended November 15, 2001, except that the opinions were modified as to a going concern uncertainty;

                (iii)    The decision to change accountants was approved by
                          the Registrant's Board of Directors; and

                (iv)     (A) There were no disagreements related to accounting
                             principles or practices, financial statement disclosure or auditing scope or procedure during the past two fiscal years and the interim period ended November 15, 2001.

                         (B) Not applicable;

                         (C) Not applicable;

                         (D) Not applicable; and

                         (E) Not applicable.

           (2)     On November 15, 2001 engaged Stark, Winter, Schenkein,
                   & Co., LLP, Certified Public Accountants as its independent accountants.

                  (i) The Registrant did not consult with Stark, Winter, Chenkein, & Co. LLP Certified Public Accountants, its new independent accountants, regarding any matter prior to its engagement; and

                  (ii)    Not applicable.

           (3) The Registrant has provided to Merdinger, Fruchter, Rosen & Corso, P.C., its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from them addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter will be filed forthwith upon receipt.

     (b)     Not  applicable.

ITEM  5.  OTHER EVENT.

Not applicable.

ITEM  6.  RESIGNATION  OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Not applicable.

     (b)     Not applicable.

(c) Exhibit "A". Letter from Merdinger, Fruchter, Rosen & Corso, P.C. regarding change of registrant's accountant is forthcoming and will be filed under separate Form 8-K.

ITEM  8.  CHANGE IN FISCAL YEAR

Not applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  November 16, 2001


                              Millionaire.com


                              By:/s/ David M. Strong
                                     David M. Strong, Secretary